                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     June 3, 1999
                                                     --------------------

                             SVI Holdings, Inc.
------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Nevada
------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       0-23049                                          84-1131608
------------------------                      -------------------------------
(Commission File Number)                     IRS Employer Identification No.)

7979 Ivanhoe Avenue, Suite 500, La Jolla, California                  92037
------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

                                 (858) 551-2365
------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

The Registrant filed a Form 8-K on June 18, 1999 concerning an acquisition of Island Pacific Systems Corporation ("Island Pacific"). All capitalized terms in this Form 8-K/A have the same meanings as set forth in the previously filed Form 8-K. Subsequent to the filing of the Form 8-K, Island Pacific entered into a three year employment agreement with Philip J. Friesen, a Selling Shareholder, which is in addition to those employment agreements already entered into with Mark T. Wulff and Todd T. Hammett. Mr. Friesen will be paid a salary of $110,000 per year during the term of the agreement. The agreement may be terminated at will by either party upon six months' prior written notice, and Island Pacific can terminate the agreement for cause. Mr. Friesen also entered into an agreement with SVI and Island Pacific not to compete with Island Pacific's business in the United States during the term of the employment agreement and for a period of three years after the termination of employment.

This filing on Form 8-K/A also includes the required historical financial information of Island Pacific pursuant to Item 7(a) and the required pro forma financial information of the Registrant pursuant to Item 7(b) of Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Financial Statements of Business Acquired

               F-1   Unaudited Balance Sheet as of March 31, 1999
               F-2   Unaudited Income Statement for the quarter Ended March 31,
                     1999
               F-3   Report of Independent Certified Accountants
               F-4   Balance Sheets as of December 31, 1998 and 1997
               F-5   Statement of Operations and Retained Earnings for the
                     fiscal years ended December 31, 1998 and 1997
               F-6   Statement of Cash Flows for the Years Ended December 31,
                     1998 and 1997
               F-7   Notes to Financial Statements


         (b)   Pro Forma Financial Information

               F-12  Introductory Notes
               F-13 Pro Forma Consolidated Balance Sheet as of March 31, 1999 F-15 Pro Forma Consolidated Statement of Operations for the
                     fiscal year ended March 31, 1999

         (c)   Exhibits

               Exhibit
               NUMBER                    DESCRIPTION
               ------                    -----------

               2.5      Employment Agreement of Philip J. Friesen

               Exhibits 2.1 - 2.4, 10.1 - 10.7 and 99.1 are incorporated by reference from the Registrant's Form 8-K filed on June 18, 1999.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:    August 16, 1999

         SVI Holdings, Inc.
           (Registrant)

         By: /s/ David L. Reese
             ---------------------------------------
             David L. Reese, Chief Financial Officer

                       Island Pacific Systems Corporation
                                  Balance Sheet
                              As of March 31, 1999
                                  (Unaudited)


                                     Assets
Current assets:
    Cash in banks                                                 $   1,647,025
    Accounts receivable                                               2,864,116
                                                                  --------------
        Total current assets                                          4,511,141
                                                                  --------------

Fixed assets:
    Equipment and fixtures                                            3,423,412
    Less: accumulated depreciation                                   (1,772,344)
                                                                  --------------
                                                                      1,651,068
                                                                  --------------

Other assets
    Prepaid rent                                                         48,876
    Other prepaid expenses                                              202,765
    Refundable deposits                                                  44,855
                                                                  --------------
                                                                        296,496
                                                                  --------------
        Total Assets                                              $   6,458,705
                                                                  ==============

                      Liabilities and Stockholder's Equity
Current liabilities:
    Accounts payable                                              $      53,493
    Accrued vacation pay                                                329,292
    Accrued payroll                                                     994,613
    Accrued commissions & license fees                                  790,738
    Deferred rent - FASB 13                                             104,083
    Accrued taxes                                                        87,040
    Accrued pension obligations                                          27,241
    Accrued SVI consulting fees                                         300,000
    Refundable customer deposits                                      1,003,822
                                                                  --------------
        Total current liabilities                                     3,690,322
                                                                  --------------

Stockholder's equity:
    Capital stock                                                           800
    Current earnings                                                     38,202
    Retained earnings                                                 2,729,381
                                                                  --------------
        Total stockholder's equity                                    2,768,383
                                                                  --------------

        Total Liabilities and Stockholder's Equity                $   6,458,705
                                                                  ==============

                       Island Pacific Systems Corporation
                                Income Statement
                      For Three Months Ended March 31, 1999
                                  (Unaudited)


Product Revenue and Sales
   Direct domestic product sales                                  $     130,044
   Direct offshore product sales                                        333,435
   System upgrade income                                                874,652
   Education and consulting fees                                      1,719,203
   Program modification income                                          104,365
   System support fees                                                  955,876
   Other income                                                           6,452
                                                                  --------------
                                                                      4,124,027
                                                                  --------------

Cost of sales
   Concessions and allowances                                            50,543
   3rd party software license fees                                       26,750
                                                                  --------------
                                                                         77,293
                                                                  --------------

       Gross profit                                                   4,046,734
                                                                  --------------

General and administrative expenses
   Advertising                                                           39,817
   Promotion and trade shows                                             65,965
   Computer supplies                                                     21,112
   Depreciation                                                          76,940
   Dues and subscriptions                                                 1,027
   Insurance                                                             29,221
   Legal and accounting services                                         73,128
   Maintenance and repairs                                               33,344
   Miscellaneous                                                        481,581
   Office supplies                                                       40,669
   Postage and shipping                                                  14,140
   Facilities rent                                                      237,905
   Programmer salaries                                                  927,103
   System support/QA salaries                                           259,695
   Marketing salaries                                                   182,384
   Documentation salaries                                                54,710
   Education salaries                                                   949,300
   Administrative salaries                                              210,827
   Employee recruitment fees                                              5,534
   Employee welfare/401(k)                                               20,945
   Payroll and property taxes                                           213,305
   Telephone and telecommunications                                      57,186
   Travel expenses                                                       12,694
                                                                  --------------
       Total operating expenses                                       4,008,532
                                                                  --------------

Net income                                                        $      38,202
                                                                  ==============

KPMG
Center Tower
650 Town Center Drive
Costa Mesa, CA 92626




                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Island Pacific Systems Corporation

We have audited the accompanying balance sheets of Island Pacific Systems Corporation as of December 31, 1998 and 1997 and the related statements of operations and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Island Pacific Systems Corporation as of December 31, 1998 and 1997 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



                                                       KPMG LLP





March 16, 1999



                                         ISLAND PACIFIC SYSTEMS CORPORATION
                                                   Balance Sheets
                                             December 31, 1998 and 1997


                                 ASSETS (NOTE 6)
                                                                                            1998                   1997
                                                                                       --------------         --------------
Current assets:
  Cash and cash equivalents                                                            $   1,165,800          $     578,748
  Accounts receivable, net of allowance for doubtful account of $45,000
    and $18,393 at December 31, 1998 and 1997                                              1,299,729              1,176,556
  Unbilled accounts receivable                                                               806,947                194,597
  Notes receivable                                                                            30,000                 57,000
  Prepaid expenses and other assets                                                          249,067                126,802
                                                                                       --------------         --------------
                  Total current assets                                                     3,551,543              2,133,703

Property and equipment, net (note 3)                                                         847,184                805,327
Long-term real estate investment, net (note 4)                                               855,958                888,758
Other assets                                                                                  44,855                 43,355
                                                                                       --------------         --------------
                                                                                       $   5,299,540          $   3,871,143
                                                                                       ==============         ==============
                      LIABILITIES AND SHAREHOLDER'S EQUITY
Current Liabilities:
  Borrowings on line of credit, current (note 6)                                       $     466,715          $           -
  Accounts payable and accrued liabilities (notes 5 and 8)                                 1,904,336              1,689,970
  Deferred revenue                                                                            78,100                701,320
  Customer deposits                                                                           20,980                      -
                                                                                       --------------         --------------
                   Total current liabilities                                               2,470,131              2,391,290
                                                                                       --------------         --------------
Long-term borrowings on line of credit (note 6)                                                    -                661,947
Deferred rent                                                                                 99,228                 69,413
                                                                                       --------------         --------------
                                                                                           2,569,359              3,122,650
                                                                                       --------------         --------------
Shareholder's equity (note 9):
  Common stock, no par value. Authorized 10,000 shares;                                          800                    800
    issued and outstanding 800 shares
  Retained earnings                                                                        2,729,381                747,693
                                                                                       --------------         --------------
                  Total shareholder's equity                                               2,730,181                748,493

Commitments (note 7)
                                                                                       --------------         --------------

                                                                                       $   5,299,540          $   3,871,143
                                                                                       ==============         ==============


See accompanying notes to financial statements.

                                         ISLAND PACIFIC SYSTEMS CORPORATION
                                   Statements of Operations and Retained Earnings
                                       Years ended December 31, 1998 and 1997


                                                                                               1998                    1997
                                                                                          --------------         --------------
Program product sales                                                                     $  13,144,448          $   7,600,694

System support sales                                                                          3,592,681              2,680,294
                                                                                          --------------         --------------
               Total sales                                                                   16,737,129             10,280,988

Cost of sales (note 5)                                                                        4,898,988              2,344,283
                                                                                          --------------         --------------
               Gross profit                                                                  11,838,141              7,936,705

Selling general and administrative expenses                                                   5,555,340              5,174,008

Research and development expenses                                                             4,270,814              3,399,597

Other income                                                                                    (46,755)               (21,065)
                                                                                          --------------         --------------
Income (loss) before provision for state income taxes                                         2,058,742               (615,835)

Provision for income taxes                                                                       77,054                 41,275
                                                                                          --------------         --------------
               Net income (loss)                                                              1,981,688               (657,110)

Retained earnings at beginning of year                                                          747,693              1,404,803
                                                                                          --------------         --------------
Retained earnings at end of year                                                          $   2,729,381          $     747,693
                                                                                          ==============         ==============



See accompanying notes to financial statements.


                                         ISLAND PACIFIC SYSTEMS CORPORATION
                                              Statements of Cash Flows
                                       Years ended December 31, 1998 and 1997

                                                                                             1998                   1997
                                                                                        --------------         --------------
Cash Flows from operating activities:
Net Income (loss)                                                                         $ 1,981,688          $    (657,110)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Increase (decrease) in allowance for doubtful account                                       26,607               (184,536)
   Depreciation and amortization                                                              355,392                365,190
   Loss on disposal of equipment and fixtures                                                      --                  5,698
   Change in assets and liabilities:
     Accounts receivable                                                                     (762,130)              (563,090)
     Prepaid expenses and other assets                                                       (123,765)                23,544
     Accounts payable and accrued liabilities                                                 214,366                674,366
     Customer deposits                                                                         20,980                     --
     Deferred rent                                                                             29,815                 27,765
     Deferred revenue                                                                        (623,220)               701,320
                                                                                        --------------         --------------
        Net cash provided by operating activities                                           1,119,733                393,147
                                                                                        --------------         --------------
Cash flows from investing activities:
   Purchase of equipment and fixtures                                                        (364,449)              (145,980)
   Purchase of improvements to investment in long-term
        real estate                                                                                --                 (2,550)
                                                                                        --------------         --------------
        Net cash used in investing activities                                                (364,449)              (148,530)

Cash flows from financing activities:
   Payments on line of credit                                                                (195,232)                (3,284)
   Receipts on Note                                                                            27,000                     --
                                                                                        --------------         --------------
        Net cash used in financing activities                                                (168,232)                (3,284)
                                                                                        --------------         --------------
        Net increase in cash and cash equivalents                                             587,052                241,333

Cash and cash equivalents at beginning of year                                                578,748                337,415
                                                                                        --------------         --------------

Cash and cash equivalents at end of year                                                $   1,165,800          $     578,748
                                                                                        ==============         ==============

Supplemental disclosure of cash flow information-cash paid during                       $      77,054          $      41,275
     the year for income taxes                                                          ==============         ==============


See accompanying notes to financial statements.

                       ISLAND PACIFIC SYSTEMS CORPORATION
                          Notes to Financial Statements
                           December 31, 1998 and 1997

(1)      COMPANY DESCRIPTION

         Island Pacific Systems Corporation ( the Company), a California corporation, is wholly owned by Paul Mickelsen (the President). The Company develops and designs software for the retail industry. The Company's primary source of revenue is from sales and licensing of computer software. The Company grants credit to customers throughout the United States and Europe.

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         (a)      REVENUE RECOGNITION

                  Effective January 1, 1998, the Company adopted Statement of Position (SOP) 97-2, "Software Revenue Recognition," which supersedes SOP 91-1. SOP 97-2 generally requires revenue earned on software arrangements involving multiple elements (i.e., software products, upgrades/enhancements, postcontract customer support, installation, training, etc.) to be allocated to each element based on the relative fair values of the elements. The fair value of an element must be based on evidence which is specific to the vendor. The revenue allocated to software products (including specified upgrades/enhancements) generally is recognized upon delivery of the products. The revenue allocated to post contract customer support generally is recognized ratably over the term of the support and revenue allocated to service elements (such as training and installation) generally is recognized as the services are performed. If a vendor does not have evidence of the fair value for all elements in a multiple-element arrangement, all revenue from the arrangement is deferred until such evidence exists or until all elements are delivered. The adoption of SOP 97-2 did not have a material impact on the Company's results of operations.

                  Included in accounts receivable at December 31, 1998 and 1997 is $806,947 and $194,597, respectively, of unbilled accounts receivable.

         (b)      PROPERTY AND EQUIPMENT

                  Property and equipment are stated at cost less accumulated depreciation and are being depreciated using accelerated methods over their estimated useful lives of five to seven years. Leasehold improvements are amortized on an accelerated basis over the shorter of the lease term or estimated useful lives of the related improvements.

                  Long-lived assets and certain identifiable intangibles are reviewed whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

                       ISLAND PACIFIC SYSTEMS CORPORATION
                          Notes to Financial Statements
                           December 31, 1998 and 1997

         (c)      CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS

                  Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of trade accounts receivable. The Company controls credit risk through credit approvals and monitoring procedures. Credit losses have historically been minimal.

         (d)      INCOME TAXES

                  The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109 (SFAS No. 109), "Accounting for Income Taxes." SFAS No. 109 requires use of the asset and liability method of accounting for income taxes. Under the asset and liability method of SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using a California state income tax rate of 1.5% applied to taxable income in the years in which those temporary differences are expected to be recovered or settled. At December 31, 1998 and 1997 no deferred tax assets or liabilities have been recorded in the financial statements as they were insignificant.

                  The shareholder of the Company has elected S Corporation status under the Internal Revenue Code and the tax laws of the state of California. S Corporation income is taxed directly to the shareholder for Federal income tax purposes. There can be no assurance that the Company and its shareholder will receive the benefits of being taxed as an S Corporation.

                  The provision for income taxes at December 31, 1998 and 1997 represents the statutory state income tax rate imposed on S Corporations of $800. In addition, the provision includes foreign income taxes of $76,254 and $40,475, respectively, for the years ended December 31, 1998 and 1997.

         (e)      USE OF ESTIMATES

                  Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

         (f)      CASH EQUIVALENTS

                  Cash equivalents are highly liquid investments readily convertible into known amounts of cash and having original maturities of three months or less.

                       ISLAND PACIFIC SYSTEMS CORPORATION
                          Notes to Financial Statements
                           December 31, 1998 and 1997

         (g)      STOCK OPTIONS

                  The Company accounts for stock options under Statement of Financial Accounting Standards No. 123 (SFAS No. 123), "Accounting for Stock-Based Compensation." This statement encourages but does not require companies to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant. SFAS No. 123 allows entities to continue to apply the provision of APB Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations, and provide pro forma net income disclosures for employee stock option grants as if the fair-value- based method defined in SFAS No. 123 has been applied. The Company has elected to continue to apply the provisions of APB Opinion No. 25. Accordingly, no compensation cost has been recognized for its stock option plan as the exercise price approximates market price. No pro forma net income information has been disclosed as it is not significantly different from reported net income (loss).

(3)      PROPERTY AND EQUIPMENT

         The components of property and equipment, at cost, are as follows:

                                                                    1998                       1997
                                                              ----------------           ----------------
                  Equipment                                   $     2,074,594            $     1,837,834
                  Furniture and fixtures                              252,868                    205,134
                  Leasehold improvements                              215,125                    135,170
                                                              ----------------           ----------------
                                                                    2,542,587                  2,178,138

                  Less accumulated depreciation
                      and amortization                             (1,695,403)                (1,372,811)
                                                              ----------------           ----------------

                                                              $       847,184            $       805,327
                                                              ================           ================

(4)      LONG-TERM REAL ESTATE INVESTMENT

         The Company owns a residence in the United Kingdom to accommodate employees from the United States who travel to the United Kingdom to work with European customers. The residence has been recorded at the original purchase price plus improvements and is being depreciated over 30 years using the straight-line method. Accumulated depreciation as of December 31, 1998 and 1997 was $128,053 and $95,253, respectively.

                       ISLAND PACIFIC SYSTEMS CORPORATION
                          Notes to Financial Statements
                           December 31, 1998 and 1997


(5)      RELATED PARTY TRANSACTIONS

         The Company has a licensing agreement with its President, granting the Company the right to use certain copyrights belonging to the President. This agreement was amended on January 1, 1995. Licensing payments thereunder are calculated on the gross sales prices of all software products which are based on these copyrights. Payments are calculated based on the following schedule as applied to 40% of applicable software sales.

                       15% of the first $400,000 in gross sales
                       25% of the next $100,000 in gross sales
                       30% of the next $100,000 in gross sales
                       35% of the amount over $600,000 in gross sales

         During 1998 and 1997, the Company's expense under this license agreement was $1,198,315 and $628,383, respectively, and is included in cost of sales in the accompanying financial statements. At December 31, 1998 and 1997, the Company had a liability of $930,381 and $941,515, respectively, related to this obligation which is included in accounts payable and accrued liabilities in the accompanying financial statements.

(6)      LINE OF CREDIT

         The Company has a line of credit with a bank in the amount of $1,000,000. The line bears interest at 2.9% over the 30-day commercial paper rate (8.2% at December 31, 1998). The line matures on April 30, 1999 and is secured by the assets of the Company.

(7)      COMMITMENTS

         The Company leases its domestic and foreign office space and certain equipment under noncancellable operating leases. Future obligations are as follows:

                           Year ending December 31:
                                   1999                      $    499,976
                                   2000                           522,131
                                   2001                           549,896
                                   2002                           549,896
                                   2003                           532,903
                                   Thereafter                     761,217
                                                             -------------

                                                             $  3,416,019
                                                             =============

         During 1998 and 1997, rental expense approximated $576,000 and $426,000, respectively. The accompanying statements of earnings reflect rent expense on a straight-line basis over the term of the leases. Deferred rental obligations of $99,228 represent the pro rata payments over the remaining lease term for leases which have contractual future rent increases.

                       ISLAND PACIFIC SYSTEMS CORPORATION
                          Notes to Financial Statements
                           December 31, 1998 and 1997


(8)      EMPLOYEE BENEFIT PLAN

         The Company has a 401(k) plan to provide retirement benefits to eligible employees. The Company matches employee contributions up to 2% of the employee's salary. Contributions of $82,764 and $70,234 have been incurred by the Company for the years ended December 31, 1998 and 1997, respectively, and contributions of $10,365 and $8,396 are included in accounts payable and accrued liabilities at December 31, 1998 and 1997, respectively.

(9)      STOCK OPTIONS

         During 1995, the Company granted stock options to three employees. Under the stock option agreements, the employees are entitled to purchase the number of shares necessary to give each employee a percentage ownership interest ranging from 1% to 2% of the Company at a purchase price equal to the net book value per share at the time of exercise. No compensation expense associated with these stock options has been recognized as management believes the Company's net book value approximates market value at the date of grant. The options are exercisable only in the event of an agreement effecting the transfer of a 90% or greater interest in the Company to a third party and expire 30 days after notice of transfer to the employees. At December 31, 1998 and 1997, none of these options had been exercised or were exercisable.

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                       SVI Holdings, Inc. and Subsidiaries

                               Introductory Notes

         The accompanying unaudited pro forma consolidated balance sheet includes the balance sheet of SVI Holdings, Inc. and its subsidiaries (collectively, the "Company") as of March 31, 1999, which assumes the acquisition of Island Pacific Systems Corporation ("Island Pacific") occurred on April 1, 1998. The acquisition of Island Pacific actually occurred on June 3, 1999. The pro forma consolidated balance sheet uses the purchase method of accounting and is based on the assumptions set forth in the notes to the statement.

         The accompanying unaudited pro forma consolidated statement of operations for the twelve months ended March 31, 1999 combines the consolidated operations of the Company with (i) the operations of Applied Retail Solutions, Inc., the stock of which was acquired by a wholly-owned subsidiary of the Company on July 1, 1998; and (ii) excludes the operations of IBIS Systems Pty. Limited ("IBIS") which was sold by the Company on January 1, 1999, as if such transactions were completed on April 1, 1998. The pro forma consolidated statement of operations uses the purchase method of accounting and is based on the assumptions set forth in the notes to the statement.

         These statements are not necessarily indicative of future operations or the actual results which would have occurred had the various transactions been consummated on the dates indicated.

         The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of the Company and the notes to such statements included in the Company's Form 10-KSB for the fiscal year ended March 31, 1999, as well as the historical financial statements of Island Pacific included in this Form 8-K/A.

SVI Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Balance Sheet
 As of March 31, 1999
(Unaudited)
                                                    SVI Holdings      Island          Pro forma               Pro forma
                                                    and Subsidiaries  Pacific        Adjustments   Notes     Consolidated
                                                    ---------------------------------------------            -------------\
ASSETS
Current assets
      Cash                                           $ 13,006,153     $ 1,647,025  $ (14,040,227) (A,C,G,H)  $    612,951
      Accounts receivable, net                          3,310,008       2,864,116                               6,174,124
      Other receivables                                 2,994,836               -                               2,994,836
      Note receivable                                  13,608,000               -    (13,608,000) (E,G)                 -
      Inventories                                         238,314               -                                 238,314
      Prepaid expenses and other current assets           183,760         296,497                                 480,257
                                                    ---------------------------------------------            -------------

      Total current assets                             33,341,071       4,807,638    (27,648,227)              10,500,482

Furniture and equipment, net                              734,386         795,111                               1,529,497
Capitalized software, net                              14,053,186               -     19,800,000  (A,B)        33,853,186
Goodwill on acquisition of subsidiaries, net            4,534,570               -      9,715,477  (A,B)        14,250,047
Not-to-compete agreements, net                          1,677,112               -      1,300,000  (A,B)         2,977,112
Deferred tax asset                                        762,910                                                 762,910
Other assets                                              175,649               -                                 175,649
                                                    ---------------------------------------------            -------------

      Total assets                                   $ 55,278,884     $ 5,602,749    $ 3,167,250             $ 64,048,883
                                                    =============================================            =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
      Accounts payable                                    345,275          53,496                                 398,771
      Accrued expenses                                  1,908,105       4,384,707              -                6,292,812
      Line of credit                                      231,876               -              -                  231,876
      Note payable to bank                                      -                              -  (A,H)                 -
      Income taxes payable                              2,576,151          87,040     (1,443,592) (F)           1,219,599
                                                    ---------------------------------------------            -------------

      Total current liabilities                         5,061,407       4,525,243     (1,443,592)               8,143,058

Note payables                                                   -                      1,750,000  (A,H)         1,750,000
Due to stockholder                                              -                      2,484,000  (A,E)         2,484,000
Long-term liabilities                                   2,000,000                                               2,000,000
Deferred tax liabilities                                  805,433                                                 805,433
                                                    ---------------------------------------------            -------------

      Total liabilities                                 7,866,840       4,525,243      2,790,408               15,182,491
                                                    ---------------------------------------------            -------------


Stockholders' equity
      Preferred stock                                           -
      Common stock                                          2,987             800           (601) (A)               3,186
      Additional paid in capital                       39,435,921                      3,988,335  (A)          43,424,256
      Treasury Stock                                     (951,404)                                               (951,404)
      Retained earnings                                 9,885,138       1,076,706     (1,076,706) (A)           9,885,138
      Net income from pro forma adjustments                                           (2,534,186)              (2,534,186)
      Cumulative translation adjustment                  (960,598)              -              -                 (960,598)
                                                    ---------------------------------------------            -------------
                                                       47,412,044       1,077,506        376,842               48,866,392
                                                    ---------------------------------------------            -------------

      Total liabilities and stockholders' equity    $  55,278,884     $ 5,602,749    $ 3,167,250             $ 64,048,883
                                                    =============================================            =============


Pro forma adjustments:
 (A)  Funding for acquisition of Island Pacific:
           Cash on hand at March 31, 1999                                                          10,515,794
           Softline Limited exercised options to purchase 1,994,267 SVI shares:                             -
                Common stock                                                            199
                Paid in capital                                                   3,988,335
                                                                                ------------
                                                                                                    3,988,534
           Bank loan #1, due in six months                                                         15,000,000
           Bank loan #2, amortize over two years                                                    3,500,000
            Loan from a stockholder                                                                 2,300,000
                                                                                                 -------------
                 Cash paid for acquisition of Island Pacific                                       35,304,328
                                                                                                 =============

      Assets acquired from acquisition of Island Pacific:
          Capital stock                                                                                   800
          Retained earnings                                                                         1,076,706
           Software                                                                                22,000,000
           Non-compete covenants                                                                    2,000,000
           Goodwill                                                                                10,226,822
                                                                                                 -------------
                  Purchase price                                                                   35,304,328
                                                                                                 =============


 (B)  Amortization of intangible assets acquired in connection with the acquisition of Island Pacific:

           Software rights                                                                          2,200,000
           Goodwill                                                                                   511,345
           Non-compete agreements                                                                     700,000
                                                                                                 -------------
                                                                                                    3,411,345
                                                                                                 =============


 (C)  Cash paid for interest expense on loans for the Island Pacific acquisition

      Bank loan #1, $15 million, due in six months                                                    598,125
      Bank loan #2, $3.5 million, amortize over two years                                             294,608
                                                                                                 -------------
                                                                                                      892,733
                                                                                                 =============


(D)   Accrual for interest due on stockholder's loan                                                  184,000
                                                                                                 =============


(E)   Interest income on note receivable from buyers of IBIS Systems Ltd.

      Note receivable @ 7.5%, due in six months                                                       510,300
                                                                                                 =============

(F)   Income tax benefits:
          Pro forma adjustments                                                                    (3,608,981)
          Effective tax rate                                                                              40%
                                                                                                 -------------
              Income tax benefits                                                                  (1,443,592)
                                                                                                 =============


(G)   Assumed principal and interest due on note receivable are fully collec                       14,118,300
                                                                                                 =============

(H)   Assumed principal amounts on Union Bank loans due within the first year are paid
           Bank loan #1, due in six months                                                        (15,000,000)
           Bank loan #2, amortize over two years                                                   (1,750,000)
                                                                                                 -------------
                                                                                                  (16,750,000)
                                                                                                 =============
                                      F-14

SVI Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
For the Year Ended March 31, 1999
(Unaudited)


                                                SVI Holdings           IBIS          Island        Pro Forma            Pro Forma
                                                and Subsidiaries   Disposition       Pacific      Adjustments          Consolidated
                                                --------------------------------------------------------------        -------------
Net sales                                       $   17,486,670   $          -    $ 16,152,608                         $ 33,639,278

Cost of goods sold                                   5,347,376              -       4,507,783                            9,855,159
                                                --------------------------------------------------------------        -------------

     Gross profit                                   12,139,294              -      11,644,825             -             23,784,119

Research and development expenses                            -                      4,270,814                            4,270,814
Selling, general and admin. expenses                 9,997,805              -       6,860,805     3,042,548  (A,B)      19,901,158
                                                -------------------------------------------------------------         -------------

     Income from operations                          2,141,489              -         513,206    (3,042,548)              (387,853)

Interest income                                        646,343              -                       510,300  (D)         1,156,643
Interest expense                                       (90,467)                                  (1,076,733) (C)        (1,167,200)
Other income                                           817,108              -          46,755                              863,863
Foreign exchange gain (loss)                          (145,850)             -                             -               (145,850)
                                                --------------------------------------------------------------        -------------

     Income before income taxes                      3,368,623              -         559,961    (3,608,981)               319,603

Income tax provision                                 1,670,966              -          47,177    (1,443,592) (E)           274,551
                                                --------------------------------------------------------------        -------------

     Income from continuing operations               1,697,657              -         512,784    (2,165,389)                45,052
                                                --------------------------------------------------------------        -------------

Discontinued operations
     Income from operations of IBIS                  3,613,432     (3,613,432)                                                   -
     Gain on disposal of IBIS                          274,055      3,613,432                      (368,797) (B)         3,518,690
                                                --------------------------------------------------------------        -------------
         Income from discontinued operations         3,887,487              -               -      (368,797)             3,518,690
                                                --------------------------------------------------------------        -------------

Net income                                      $    5,585,144   $          -    $    512,784   $(2,534,186)          $  3,563,742
                                                ==============================================================        =============

Basic earnings per share:
     Continuing operations                                0.06                                                                0.00
     Discontinued operations                              0.14                                                                0.12
                                                ---------------                                                       -------------
     Basic                                      $         0.20                                                        $       0.12
                                                ===============                                                       =============

Diluted earnings per share:
     Continuing operations                                0.05                                                                0.00
     Discontinued operations                              0.12                                                                0.10
                                                ---------------                                                       -------------
     Diluted                                            $ 0.17                                                        $       0.10
                                                ===============                                                       =============

Shares outstanding:
     Basic                                          28,599,597                                    1,994,267  (F)        30,593,864

     Diluted                                        33,071,287                                    1,994,267  (F)        35,065,554

                                      F-15

IBIS SYSTEMS LTD.
     IBIS was sold effective January 1, 1999. These pro forma financial statements, however, assumed IBIS was sold effective April 1, 1998 for the same price.

PRO FORMA ADJUSTMENTS:

(A) Amortization of intangible assets acquired in connection with the acquisition of Island Pacific:

          Software rights                    2,200,000
          Goodwill                             511,345
          Non-compete agreements               700,000
                                          -------------
                                             3,411,345
                                          =============


(B) Reverse transactions related to IBIS on the books of Sabica Ventures
(Parent):
                                                                    -
     Amortization of IBIS software                           (175,273)
     Amortization of goodwill - IBIS                         (193,524)
                                                          ------------
                                                             (368,797)
                                                          ============

(C) Interest expense on loans for the Island Pacific acquisition

     Bank loan $15 million, six months                        598,125
     Bank loan $3.5 million, two years                        294,608
     Stockholder's loan @8%                                   184,000
                                                          ------------
                                                            1,076,733
                                                          ============

(D) Interest income on note receivable from buyers of IBIS Systems Ltd.

     Note receivable @ 7.5%, due in six months                510,300
                                                          ============

(E) Income tax benefits:
         Pro forma adjustments                             (3,608,981)
         Effective tax rate                                       40%
                                                          ------------
             Income tax benefits                           (1,443,592)
                                                          ============


(F) Softline Limited exercised options to purchase
         SVI common stock                                   1,994,267 shares
                                                          ============


                                      F-16